OVERLAND FINANCIAL CENTER LEASE
Exhibit 10.1

     This Lease between INVESTMENT TRUST ASSOCIATES ("Landlord"), and STEVE WACKNITZ, LUTHER J. MOHR, NEIL M. CLEVELAND AND OR ASSIGNEE ("Tenant"), is dated JANUARY 22, 1996.

     1. LEASE OF PREMISES.

     In consideration of the Rent (as defined at Section 5.4) and the provisions of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises shown by diagonal lines on the floor plan attached hereto as Exhibit "A", and further described at Section 2(I) the Premises are located within the Building and Project described in Section 2(J). Tenant shall have the non-exclusive right (unless otherwise provided herein) in common with Landlord, other tenants, subtenants and invitees, to use the Common Areas (as defined at Section 5.3(A).

     2. DEFINITIONS.

     As used in this Lease, the following terms shall have the following meanings:

     A.   Rent: SEE PARAGRAPH 5.

     B. Broker(s) and Sales Agent(s): J. STEVE TIRITILLI AND RANCHO LAND ASSOCIATE, INC.

     C.   Commencement Date: FEBRUARY 1, 1996

   E. excluded

     D. Expiration Date: SEPTEMBER 30, 2003, unless otherwise sooner terminated in accordance with the provisions of this Lease.

     F. Landlord's Mailing Address: C/O JOHN BURNHAM AND COMPANY. 41593 WINCHESTER ROAD #111 TEMECULA, CA 92590

          Tenants Mailing Address: 27710 JEFFERSON AVE. #A10O AND A20O
                                   TEMECULA, CA 92590.

          G.   Monthly Installments of Rent: SEE PARAGRAPH 5.

          H. Parking: Tenant shall be permitted to park cars on a nonexclusive basis in the area(s) designated by Landlord for parking. Tenant shall abide by any and all parking regulations and rules established from time to time by Landlord or Landlord's parking operator.

          I. Premises: That portion of that certain three story office building ("Building") containing approximately 9798 SQUARE FEET of Rentable Area, as depicted on Exhibit "A" located on the FIRST AND SECOND FLOORS of the Building and known as SUITES A1OO AND A200. Said Premises to include all improvements as described in Exhibit "G".

          J. Project: The Project consists of two (2) office buildings situated on adjacent parcels of land, located in the Town of Temecula, County of Riverside, State of California, as more fully depicted in the Site Plan of the Project attached hereto as Exhibit "B". Landlord owns the Parcel on which the Building is located. The other parcel is owned by RANCHO/PARK, A JOINT VENTURE. The legal description of the Project encompassing both parcels is attached hereto as Exhibit "C".

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                         OVERLAND FINANCIAL CENTER LEASE

          K. Rentable Area: As to each of the Premises, the Building and the Project, the respective measurements of floor area as may from time to time be subject to lease by all tenants of the Building and the Project, exclusive of the Common Area (as hereinafter defined) measured from the exterior walls and the center of all partition walls, as determined by Landlord, and applied on a consistent basis throughout the Project.

          L.   Tenant Deposits:

               (a) Rent Deposit: Upon satisfaction of the Landlord contingencies described in Paragraph 36 (A), Tenant shall place in an interest bearing escrow account $20,576.00 to be credited to the October 1996 and November 1996 Rent.

               (b) Security Deposit: Upon satisfaction of the Landlord contingencies described in Paragraph 36(A) , Tenant shall place in same interest bearing escrow account as Security Deposit $10,288.00.

               (c) Upon satisfaction of Tenant contingencies described in Paragraph 36(B), the above deposits shall be immediately released to Landlord.

               (d) After approval of Tenant's contingencies described in Paragraph 36(B), Tenant shall deposit into an interest bearing account, an additional $226,336.00 to be credited to the December 1996 through September 1998 Monthly Rent and Landlord shall have the right to withdraw Monthly Rent as it becomes due and payable from said account. All interest collected on balance in said account shall be credited to Tenant.

               The depositing of the sums described above, are contingent on receiving approval from its Board of Directors, authorizing the Tenant to release said monies.

          N.   text excluded

          M.   State: The State of California.
          O.   Tenant's Proportionate Shares of the Building and the Project:
               Such shares are fractions, the numerators of which are the Rentable Area of the Premises, and the denominator of which is the .Rentable Area of the Building and the Project respectively, as determined by Landlord from time to time. The Building consists of a total Rentable Area of 27,735 square feet, and Tenant's Proportionate Share of the Building is 35.33%. The project consists of TWO building(s) containing a total Rentable area of 63,188 square feet, and Tenant's Proportionate Share of the Project is 15.51 %. Tenant acknowledges Landlord's rights to make changes or additions or deletions to the Building and/or the Project Common Areas from time to time, in which event the total Rentable Area within the Building and/or the Project would be adjusted, if necessary, to reflect such change(s), and Tenant's Proportionate Shares of the Building and the Project would likewise be respectively adjusted to reflect such changes.

          P. Tenant's Use Clause (Article 8): GENERAL OFFICE PURPOSES, INCLUDING WITHOUT LIMITATION OPERATION OF A FULL-SERVICE FINANCIAL SERVICES INSTITUTION AND ALL RELATED ANCILLARY USES, INCLUDING BUT NOT LIMITED TO STOCK PRODUCTS, REALTY FUNDS, INSURANCE, MUTUAL FUNDS, TRUST AND LEGAL SERVICES, COLLECTION ACCOUNTS AND ESCROW AND TITLE SERVICES.


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                         OVERLAND FINANCIAL CENTER LEASE



     Q. Term: The period commencing on the Commencement Date and expiring at midnight on the Expiration Date.

     R.   Lender: John Alden Life Insurance Company. 3.

     EXHIBITS AND ADDENDA.
     ---------------------

     The exhibits and addenda listed below (unless lined out) are incorporated by reference in this Lease:

     A.     Exhibit   "A"   - Floor Plan showing the Premises.
     B.     Exhibit   "B"   - Site Plan of the Project.
     C.     Exhibit   "C"   - Legal Description of the Project.
     D.     Exhibit   "E"   - Rules and Regulations.
     E.     Exhibit   "F"   - Existing Overland Bank Fixtures.
     F.     Exhibit   "G"   - Existing Leasehold Improvements.


     4.   DELIVERY OF POSSESSION.

     If for any reason Landlord does not deliver possession of the Premises to Tenant on the Commencement Date, Landlord shall not be subject to any liability for such failure, the Expiration Date shall not change and the validity of this Lease shall not be impaired, but Rent shall be abated until delivery of possession provided, however, if Landlord does not deliver possession of the Premises to Tenant on or before the Commencement Date, Tenant shall have the right, by giving Landlord written notice within five (5) days of the Commencement Date, to terminate this Lease. If Tenant so terminates this Lease, the parties shall be discharged from all liabilities and obligations hereunder. If such written notice of termination by Tenant is not received by Landlord within said five (5) day period, Tenant's right to terminate this Lease shall thereafter expire. If Tenant does not terminate this Lease Landlord shall have an additional thirty (30) days to deliver possession of the Premises during which time Tenant shall not be liable for rental payments.

     5.   RENT.

     5.1 Payment Rant. Tenant agrees to pay the Rent for the Premises at the rate of $1,150.00 per month from February 1, 1996 through August 31, 1996. Monthly installments of Rent shall be payable in advance on the first day of each calendar month. If, during the period from February 1, 1996 through August 31, 1996, Landlord shall notify Tenant that the Landlord contingencies set forth in Paragraph 36(A) have been satisfied, monthly installments of Rent shall be payable in advance on the first day of each month as follows:


        January 1, 1996 - March 31, 1996                - $ 1,150.00 per month
        April 1, 1996 - June 30, 1996                   - $ 2,150.00 per month
        July 1, 1996 - September 30, 1996               - $ 3,150.00 per month
        October 1, 1996 - September 30, 1999            - $10,288.00 per month
        October 1, 1999 - September 30, 2002            - $10,597.00 per month
        October 1, 2002 - September 30, 2003            - $10,915.00 per month

          If the Term begins (or ends) on other than the first (or last) day of a calendar month, the Rent for the partial month shall be prorated on a per diem basis.


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

     5.2 Definition of Rent. All costs and expenses which Tenant assumes or agrees to pay to Landlord under this Lease shall, including, but not limited to Rent, shall be deemed to constitute rental for the Premises. The Rent shall be paid to the Building manager (or other person) and at such place, as Landlord may from time to time designate in writing, without any prior demand therefor and without deduction or offset, in lawful money of the United States of America.

     5.3 Taxes Payable by Landlord. Except as provided in Paragraph 5.4 Landlord shall pay the Real Property Taxes.

     5.4 Taxea Payable by Tenant. In addition to the Rent and any other charges to be paid by Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all taxes payable by Landlord (other than net income taxes) which are not otherwise reimbursable under this Lease, whether or not now customary or within the contemplation of the parties, where such taxes are upon, measured by or reasonably attributable to (a) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any Leasehold Improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is held by Tenant or Landlord; (b) the gross or net Rent payable under this Lease, including, without limitation, any rental or gross receipts tax levied by any taxing authority with respect to the receipt of the Rent hereunder; (c) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (d) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

6.        INTEREST AND LATE CHARGES.
          --------------------------
 If Tenant fails to pay when due any item of Rent or other amounts or charges which Tenant is obligated to pay under the terms of this Lease, the unpaid amounts shall bear interest at the rate of fifteen percent (15%) per annum, or the maximum rate than allowed by law. Tenant acknowledges that the late payment of any Monthly Installments of Rent will cause Landlord to lose the use of that money and incur costs and expenses not contemplated under this Lease, including without limitation, administrative and collection costs and processing and accounting expenses, the exact amount of which is extremely difficult to ascertain. Therefore, in addition to interest, if any monthly installment of Rent is not received by Landlord within ten (10) days from the date it is due, Tenant shall pay Landlord a late charge equal to five percent (5%) of such installment. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered from such nonpayment by Tenant. Acceptance of any interest or late charge shall not constitute a waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising any other rights or remedies available to Landlord under this Lease.

 7.     SECURITY DEPOSIT.
        -----------------
 Tenant agrees to deposit with Landlord the Security Deposit set forth at
 Section 2(L) upon execution of this Lease, as security for Tenant's faithful performance of its obligations under this Lease. Landlord and Tenant agree that the Security Deposit may be commingled with funds of Landlord and Landlord shall have no obligation or liability for payment of interest on such deposit.

 If Tenant fails to pay any rent or other amount when due and payable under this Lease, or fails to perform any of the terms hereof, Landlord may appropriate and apply or use all or any portion of the Security Deposit for Rent payments or any other amounts then due and unpaid, for


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                         OVERLAND FINANCIAL CENTER LEASE



 payment of any amount for which Landlord has become obligated as a result of Tenant's default or breach, and for any loss or damage sustained by Landlord as a result of Tenant's default or breach, and Landlord may so apply or use this deposit without prejudice to any other remedy of Tenant's default or breach. If Landlord so uses any of the Security Deposit, Tenant shall within ten (10) days after written demand therefor restore the Security Deposit to the full amount originally deposited, Tenant's failure to do so shall constitute an act of default hereunder and Landlord shall have the right to exercise any remedy provided for at Article 27 hereof. Within fifteen (15) days after the Term (or any extension thereof) has expired or Tenant has vacated the Premises, whichever shall last occur, provided Tenant is not then in default on any of its obligations hereunder, Landlord shall return the Security Deposit to Tenant, or, if Tenant has assigned its interest under this Lease, to the last assignee of Tenant. If Landlord sells its interest in the Premises, Landlord shall deliver this deposit to the purchaser of Landlord's interest and thereupon be relieved of any further liability or obligation with respect to the Security Deposit.

 8.     TENANT'S USE OF THE PREMISES AND COMMON AREA.
        ------------    -----------------------
 A. Use of Premises. Tenant shall use the Premises solely for the purposes set forth in Tenant's Use Clause of the Basic Lease provisions. Tenant shall not use or occupy the Premises in violation of law or any covenant, condition or restriction affecting the Building or Project or the certificate of occupancy issued for the Building or Project, and shall, upon notice from Landlord, immediately discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or the certificate of occupancy. Tenant, at Tenant's own cost and expense, shall comply with all laws, ordinances, regulations, rules and/or any directions of any governmental agencies or authorities having jurisdiction which shall by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or its use or occupation. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

 B. Use of Common Areas. Tenant and its employees, customers and invitees, shall have the nonexclusive right to use the Common Areas as constituted from time to time in common with Landlord, other Tenants of the Building and the Project, and such other persons entitled to use the same, subject to reasonable rules and regulations governing use of the Common Areas as Landlord may from time to time prescribe. Notwithstanding anything herein to the contrary, Landlord reserves the right at its sole discretion to change from time to time the size, dimensions and location of the Common Areas and the entrances, exits, lanes, size, configuration, boundaries and location of the parking areas, provide that parking spaces shall not be decreased and Tenant shall at no time have less than the required number of parking spaces stipulated by Building Ordinances within the Project, and to construct any structure, temporary or permanent, on any part of the Common Areas without the prior written consent of the Tenant.

        The Common Areas shall be operated and maintained by Landlord in such manner as Landlord in its sole discretion shall determine. Landlord shall have the right, but not the obligation, to maintain

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                         OVERLAND FINANCIAL CENTER LEASE



       and operate lighting facilities on all of the parking areas and to police all of the parking and other portions of the Common Areas, including without limitation, the right to discourage noncustomer parking, and to do and perform such other reasonable acts with respect to the Common Areas as in the judgment of Landlord and Landlord's counsel may be legally necessary, including temporarily closing any part of the Common Areas to prevent a dedication thereof to the public or to prevent the public from obtaining prescriptive rights.

 9.   SERVICES AND UTILITIES.
      -----------------------
Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during generally recognized business days, during the hours of 7:00 AM to 9:00 PM and on Saturdays and Sundays from 9:00 AM to 5:00 PM subject to the Rules and Regulations of the Building or Project: (i) automatic elevator facilities; (ii) water for drinking, cleaning and lavatory purposes only; (iii) window cleaning and janitorial services to the Building common area only in a manner that such services are customarily furnished to comparable office buildings in the area; (iv) lighting replacement for common area building standard lights and restroom supplies; and (v) electrical utility cost for HVAC servicing the Premises. Beginning October 1, 1996 the janitorial services to be provided by Landlord shall include the Premises according to a mutually agreeable specification. Landlord shall be obligated to pay a maximum of $872.00 per month towards said Premises cleaning. Tenant agrees to be obligated for any amount in excess of $872.00 per month of Premises cleaning. Landlord shall also maintain and keep lighted the common stairs, common entries and restrooms of the Building. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent be abated by reason of (i) failure to furnish or delay in furnishing any such services where such failure or delay is caused by accident or any condition or event beyond the reasonable control of Landlord, or by the making of necessary repairs or improvements to the Premises, Building or Project, or (ii) the limitation, curtailment or rationing of, or restrictions on, use of water, electricity, gas or any other form of energy serving the Premises, Building or Project. Landlord shall not be liable under any circumstances for a loss of or injury to property or business, however occurring, through or in connection with or incidental to failure to furnish any such services. Tenant shall pay promptly upon demand for all connection costs and all utilities consumed at utility rates charged by the local public utility. Tenant shall be responsible for the maintenance and repair of any such meters at its sole cost. Landlord shall not be liable, nor shall any Rent be abated hereunder, for any interruption whatsoever in the furnishing of the foregoing utility services. Tenant shall not connect any apparatus with the electrical current except through existing electrical outlets in the Premises.

 10.  CONDITION OF THE PREMISES.
      ---------    -------------
 Tenant's taking possession of the Premises shall be deemed conclusive evidence that as of that date, the Premises are in good order and satisfactory condition, except for such matters as to which Tenant shall have given Landlord written notice thereof by submission of a "punch list" to Landlord within fifteen (15) days of the date in which Tenant takes possession thereof. No promise of Landlord to alter, remodel, repairs or improve the Premises, the Building or the Project and no representation, express or implied, respecting any matter or thing relating to the Premises, the Building, Project, or this Lease (including, without limitation, the condition of the Premises, the Building or the Project), have been made to Tenant by Landlord or its Broker or Sales Agent, other than as may be contained herein or in a separate exhibit or addendum signed by Landlord and Tenant.


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                         OVERLAND FINANCIAL CENTER LEASE



 11.   CONSTRUCTION. REPAIRS AND MAINTENANCE.
       --------------------------------------

A. Landlord's Obligations. Landlord shall maintain in good order, condition and repair the Building, all plumbing, electrical wiring, and HVAC cooling tower system and heat pump unit servicing the Premises, the Common Areas of the Building, the Common Areas of the Project, and all other portions of the Premises not the obligation of the Tenant or of any other Tenant in the Building or the Project. Landlord shall have thirty (30) days after receipt of written notice from Tenant to commence to perform its obligations under this Section, except that Landlord shall perform its obligations immediately if the nature of the problem presents a hazard or emergency. If Landlord does not perform its obligations with respect to the Premises within the time limitations in this Section, Tenant can perform the obligations and have the right to be reimbursed for the sum it actually expends in the performance of Landlord's obligations, provided Tenant has acted in a commercially reasonable manner. If Landlord does not reimburse Tenant within thirty (30) days after receipt of written demand from Tenant, and Tenant shall have the right to withhold from future rent the sums Tenant has expended. The right of Tenant to reimbursement for expenditures to perform Landlord's obligations shall apply only with respect to all work performed by Tenant in the Premises.

B.     Tenant's Obligations.
       ---------------------

     (1) Tenant at Tenant's sole expense shall, except for services furnished by Landlord pursuant to Article 9 hereof, maintain the Premises in good order, condition and repair, including the interior surfaces of the ceiling, walls and floors, all doors, all interior windows, and all fixtures. Building Standard furnishings and special items and equipment installed by or at the expense of Tenant. In the event the Landlord fails to maintain in good order, the condition and repair of the Building as defined in Section 11A and conseguently , the disrepair impacts the condition of the Premises identified above as being the responsibility of the Tenant, the Landlord at its sole expense shall correct and repair the damage.

     (2) Tenant shall be responsible for all repairs and alterations in and to the Premises, Building and Project and the facilities and systems thereof, the need for which arises out of (i) the installation, removal, use or operation of Tenant's Property (as defined in Article
          13) in the Premises, (ii) the moving of Tenant's Property into or out of the Building, or (iii) the act, omission, misuse or negligence of Tenant, its agent, contractors, employees or invitees.

     (3) If Tenant fails to maintain the Premises in good order, condition and repair Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at the prime commercial rate then being charged by the Bank of America NT & SA plus two percent (2%) per annum, from the date of such work, but not to exceed the maximum rate then allowed by law. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of the Premises by Tenant as a result of performing any such work.

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                         OVERLAND FINANCIAL CENTER LEASE



C. Compliance with Law. Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, and rules of any public authority relating to their respective maintenance obligations as set forth herein.

D. Load and Equipment Limits. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry, as determined by Landlord or Landlord's structural engineer. The cost of any such determination made of Landlord's structural engineer shall be paid for by Tenant upon demand. Tenant shall not install business machines or mechanical equipment which cause noise or vibration to such a degree as to be reasonably objectionable to Landlord or other Building tenants.

E. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant nor shall Tenant's obligations under this Lease be reduced or abated in any manner whatsoever by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease or by any other tenant's lease or required by law to make in or to any portion of the Project, Building or the Premises. Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenant's business in the Premises.

F. Tenant shall give Landlord prompt notice of any damage to or defective condition in any part of appurtenance of the Building's mechanical, electrical, plumbing, HVAC or other systems serving, located in, or passing through the Premises.

 G. Upon the expiration or earlier termination of this Lease, Tenant shall return the Premises to Landlord clean and in the same condition as on the date Tenant took possession, except for normal wear and tear. Any damage to the Premises, including any structural damage, resulting from Tenant's use or from the removal of Tenant's fixtures, furnishings and equipment pursuant to Section 13(b) shall be repaired by Tenant at Tenant's expense.

 12.    ALTERATIONS AND ADDITIONS.
        --------------------------

 A. Tenant shall not make any material (substantial) additions, alterations or improvements to the Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Landlord's consent may be conditioned on Tenant's removing any such additions, alterations or improvements upon the expiration of the Term and restoring the Premises to the same condition as on the date Tenant took possession. All work with respect to any addition, alteration or improvement shall be done in a good and workmanlike manner by properly qualified and licensed personnel reasonably approved by Landlord, and such work shall be diligently prosecuted to the completion. Landlord may, at Landlord's option, require that any such work be performed by Landlord's contractor.

 B. Tenant shall pay the costs of any work done on the Premises pursuant to Section 12(A) and shall keep the Premises, Building and Project free and clear of liens of any kind. Tenant shall indemnify, defend against and keep Landlord free and harmless from all liability, loss, damage, costs, attorneys' fees and any other expense incurred on account of claims by any person performing work or furnishing materials or supplies for Tenant or any person claiming under Tenant.

        Tenant shall keep Tenant's leasehold interest, and any additions or improvements which are or become the property of Landlord under

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                         OVERLAND FINANCIAL CENTER LEASE



       this Lease, free and clear of all attachment or judgment liens. Before the actual commencement of any work for which a claim or lien may be filed, Tenant shall give Landlord notice of the intended commencement date a sufficient time before that date to enable Landlord to post notices of nonresponsibility or any other notices which Landlord deems necessary for the proper protection of Landlord's interest in the Premises, Building or the Project, and Landlord shall have the right to enter the Premises and post such notices at any reasonable time.

C. Landlord may require, at Landlord's sole option, that Tenant provide to Landlord, at Tenant's expense, a lien and completion bond in an amount equal to at least one and one-half (1-1/2) times the total estimated cost of any additions, alterations or improvements to be made in or to the Premises, to protect Landlord against any liability for mechanic's and materialmen's liens and to insure timely completion of the work. Nothing contained in this Section 12(C) shall relieve Tenant of its obligation under
        Section 12(B) to keep the Premises, Building or Project free of all liens.

D.      Unless their removal is required by Landlord as provided in
        Section 12(A), all additions, alterations and improvements made to the Premises shall become the property of Landlord and be surrendered with the Premises upon the expiration of the Term; provided, however, Tenant's equipment, machinery and trade fixtures which can be removed without damage to the Premises shall remain the property of Tenant and may be removed, subject to the provisions of Section 13(B).

13.     LEASEHOLD IMPROVEMENTS; TENANT'S PROPERTY.
        ------------------------------------------

 A. All fixtures, equipment, improvements and appurtenances attached to or built into the Premises at the commencement of or during the Term, whether or not by or at the expense of Tenant ("Leasehold Improvements"), shall be and remain a part of the Premises, shall be the property of Landlord and shall not be removed by Tenant, except as expressly provided in Sections 12(D) and 13(B).

 B. All movable partitions, business or trade fixtures, machinery and equipment, communications equipment and office equipment located in the Premises and acquired by or for the account of Tenant, without expense to Landlord, which can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively "Tenant Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term: provided that if any of Tenant's Property is removed, Tenant shall promptly repair any damage to the Premises or to the Building resulting from such removal.

 14.    RULES AND REGULATIONS.
        ----------------------

 Tenant agrees to comply with (and cause its agents, contractors, employees and invitees to comply with) the rules and regulations attached hereto as Exhibit "E" and with such reasonable modifications thereof and additions thereto as Landlord may from time to time make. Landlord shall not be responsible for any violation of said rules and regulations by other tenants or occupants of the Building or Project.

 15.    CERTAIN RIGHTS RESERVED BY LANDLORD.
        ------------------------------------

 Landlord reserves the following rights, exercisable without liability to Tenant for (a) damage or injury to property, person or business, (b) causing an actual or constructive eviction from the Premises, or (c)

                         OVERLAND FINANCIAL CENTER LEASE



disturbing Tenant's use or possession of the Premises:

        a. To change the street address of the Building or Project, only if any governmental ordinance or agency should decree so.

        b. To install and maintain all signs on the exterior and interior of the Building or Project, subject, however, to Tenant's rights and obligations under Paragraph 35.

        c. At any time during the Term, and on reasonable prior notice to Tenant, to inspect the Premises, and to show the Premises to any prospective purchaser or mortgagee of the Project, or to any assignee of any mortgage on the Building or Project, or to others having an interest in the Building, Project or Landlord, and during the last six months of the Term, to show the Premises to prospective tenants thereof; and

        d. On reasonable prior notice, to enter the Premises for the purpose of making inspections, repairs, alterations, additions or improvements to the Premises or the Building (including, without limitation, checking, calibrating, adjusting or balancing controls and other parts of the HVAC system), and to take all steps as may be necessary or desirable for the safety, protection, maintenance or preservation of the Premises or the Building or Landlord's interest therein, or as may be necessary or desirable for the operation or improvement of the Building or in order to comply with laws, orders or requirements of governmental or other authority. Landlord agrees to use its best efforts (except in an emergency) to minimize interference with Tenant's business in the Premises in the course of any such entry.

 16.    ASSIGNMENT AND SUBLETTING.
        --------------------------

 A. Tenant may assign the Lease or sublease all or a portion of the premises at any time upon receipt of Landlord's consent, which shall not be unreasonably withheld or delayed beyond fifteen (15) days after receipt of Tenant's request, to any assignee or sublessee that is comparable in quality to other tenants in the building or comparable buildings ("comparable Tenants") and that will use the premises in accordance with the requirements of the Lease. Notwithstanding anything to the contrary set forth in the Lease, Landlord will never have the right to recapture the Premises or any part of the Premises or to terminate the Lease in the event of any assignment or sublease or proposed assignment or sublease of all or d portion oil the Premises (except to the extent of an assignment or sublease which violates the terms of this Article). In the event of an approved assignment or sublease, Landlord shall be entitled to receive fifty percent (50%) of the "Profits". If Landlord consents to a sublease or assignment under this Article, then Tenant shall pay all of Landlord's attorneys' fees and costs incurred in connection with the review and documentation of such consent, in a sum not to exceed five hundred dollars ($500.00). In the event Landlord denies its consent, it shall state its reason(s) in writing.

 B.     Affiliates.
        -----------

         (1) Tenant may assign the Lease at any time, or sublease all or part of the Premises, without the receipt of Landlord's consent, to
               (i) an entity which is controlled by, controls, or is under common control with, Tenant (an "Affiliate"), or which owns or is owned by Affiliate, (ii) an entity with which Tenant merges or consolidates, (iii) entities that the Tenant is affiliated with including the ancillary usages referred to in Paragraph P (Page
               2), or (iv) purchases all or

                         OVERLAND FINANCIAL CENTER LEASE



              substantially all of Tenant's stock or assets, so long as such transaction was not entered into as a subterfuge to avoid the obligations and restrictions of the Lease. The term "Control" as used in the Lease, shall mean the ownership, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

        (2) The Tenant and Landlord understand and agree that the current Tenant, shall have a one-time exclusive right, without Landlord approval, to assign all its right, title, interest, duty and responsibility in this Lease to an existing entity or an entity now being formed by Tenant (i.e. a bank charter, state or federal) and Tenant shall be fully released from any and all personal liabilities of the entire Lease upon the execution of the assignment. Tenant shall notify Landlord of the assignment thirty
              (30) days prior to its execution.

C. Except as provided for in Paragraph B(l) and B(2), any transfer permitted herein, Tenant hereof shall at all times remain directly primarily and fully responsible and liable for all payments owed by Tenant under the Lease and for compliance with all obligations under the terms, provisions and covenants of the Lease. Any attempted transfer without Landlord's prior written consent except as permitted in Paragraph B(l) and B(2) above shall be void and of no force or effect and shall, at the option of Landlord, terminate this Lease. Tenant agrees to reimburse Landlord for Landlord's reasonable costs, including attorneys' fees, incurred in conjunction with the processing and documentation of any such requested transfer. Tenant shall submit with any request for consent clear funds sufficient (as determined by Landlord) to compensate Landlord for its costs, including reasonable attorneys' fees and the cost of investigating the credit, experience, skill, character, reputation and ability of the proposed transferee (which cost shall not exceed $500.00). All transfers shall be by instruments in form reasonably satisfactory to Landlord executed by the transferor and the transferee, whereby each transferee assumes and agrees to be bound by and perform all of Tenant's obligations under this Lease. One original copy of such instrument shall be delivered to Landlord.

D. In the event of a sublease or assignment under this Article (excepting paragraph B(l) and B(2), Landlord shall be entitled to receive fifty percent (50%) of the "Profits", actually received by Tenant pursuant to such approved assignment or sublease. The term "Profits", as used in the Lease, shall mean the gross revenue received from the assignee or sublessee during the assignment or sublease term, less: (i) the gross revenue paid to the Landlord by Tenant with respect to the subject portion of the Premises during the period of the assignment or sublease term; (ii) the gross revenue paid to the Landlord by Tenant with respect to the subject portion of the Premises during the period commencing on the date Tenant vacates the subject portion of the Premises until the date the assignee of sublessee is obligated to pay rent pursuant to its assignment or sublease; (iii) improvement allowances or other economic concessions granted by Tenant to the assignee or sublessee; (iv) the unamortized costs of initial and subsequent improvements to the subject portion of the Premises; (v) costs for assignment or sublease; (vi) brokerage commissions paid by Tenant in connection with the assignment or sublease; (vii) legal fees incurred by Tenant in connection with the assignment or sublease; and (viii) all other costs reasonably incurred by Tenant in connection with the assignment or sublease.

E.   If this Lease is terminated before the expiration of the term of a

                         OVERLAND FINANCIAL CENTER LEASE



     Sublease, Landlord shall have the right to elect one of the following options, which must be exercised promptly by means of a written notice by Landlord to such Subtenant: (i) allow the Sublease to automatically terminate as of the date of the Lease Termination, or (ii) allow the Sublease to continue as a lease between the Landlord, as Landlord, and Subtenant, as Tenant with the same force and effect as if Landlord, as Landlord, and Subtenant, as Tenant, had entered into a lease as of the end of this Lease, containing the same terms, covenants, and conditions as those contained in the Sublease for a term equal to the unexpired term of the Sublease.

P. The provisions of the paragraph will inure to the benefit of only Subtenant and will not pass to any successor or assignee of Subtenant or any other party unless the liability of Subtenant survives the assignment, and the assignment has received written acceptance by Landlord.

G. Subject to paragraph E above, Subtenant will attorn to Landlord, and Landlord will accept the attornment.

H. Landlord will have the same remedies against Subtenant for the nonperformance of any agreement contained in the Sublease for the recovery of rent, for the commission of any waste, or for any other default which Landlord had or would have if this Lease had not ended.

I. From and after the time of such attornment, Subtenant will have the same remedies against Landlord for the breach of any agreement contained in the Sublease that Subtenant might have had against Landlord if this Lease had not ended.

J. Upon any adoption by Landlord of the Sublease, Subtenant will pay the rental required to be paid by it under the Sublease directly to Landlord, and Landlord will accept the rental. Subtenant will comply with every other term, covenant, condition, and agreement of the Sublease.

K. In the event that Landlord notifies Subtenant of a default by Tenant under this Lease, and demands that Subtenant pay its rent and all other sums due under this Sublease directly to Landlord, Subtenant will honor such demand and pay its rent and all other sums due under the Sublease directly to Landlord or as otherwise required pursuant to such notice.

17.  HOLDING OVER.
     -------------

 If after expiration of the Term, Tenant remains in possession of the Premises with Landlord's permission (express or implied), Tenant shall become a tenant from month to month only, upon all the provisions of this Lease (except as to term and Rent), but the "Monthly Installments of Rent" payable by Tenant shall be increased to one hundred ten percent (110%) of the Monthly Installments of Rent payable by Tenant at the expiration of the Term. Such monthly rent shall be payable in advance on or before the first day of each month. If either party desires to terminate such month to month tenancy, it shall give the other party not less than thirty (30) days advance written notice of the date of termination.

 18. SURRENDER OF PREMISES.
     ---------    ---------
A. Tenant shall peaceably surrender the Premises to Landlord on the Expiration Date, in broom-clean condition and in as good condition as when Tenant took possession, except for (i) reasonable wear and tear, (ii) loss by fire or other casualty, and (iii) loss by condemnation. Tenant shall remove Tenant's Property on or before

                         OVERLAND FINANCIAL CENTER LEASE



     the Expiration Date and promptly repair all damage to the Premises or Building caused by such removal.

B. Any of Tenant's Property left on the Premises after the Expiration Date shall be deemed to be abandoned, and, at Landlord's option, title shall pass to Landlord under this Lease as by a bill of sale. If Landlord elects to remove all or any part of such Tenant's Property, the cost of removal, including repairing any damage to the Premises or Building caused by such removal, shall be paid by Tenant. On the Expiration Date Tenant shall surrender all keys to the Premises.

19.  DESTRUCTION OR DAMAGE.
     -----------    -------

A. If the Premises or the portion of the Building or Project necessary for Tenant's occupancy is damaged by fire, earthquake, act of God, the elements or other casualty, Landlord shall, subject to the provisions of this Article, promptly repair the damage, if such repairs can, in Landlord's opinion, be completed within one hundred twenty (120) days. If Landlord determines that repairs can be completed within one hundred twenty (120) days, this Lease shall remain in full force and effect, except that if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's agents, employees, contractors, licensees or invitees, the Rent shall be abated to the extent Tenant's use of the Premises is impaired, commencing with the date of damage and continuing until completion of the repairs required of Landlord under Section 19(C).

B. If in Landlord's opinion, such repairs to the Premises or portion of the Building or Project Common Areas necessary for Tenant's occupancy cannot be completed within one hundred twenty (120) days, either Landlord or Tenant may elect, upon giving written notice to the other party within thirty (30) days after the date of such fire or other casualty, to terminate this Lease, in which case the effective date of termination shall be as of the date of the occurrence of such fire or casualty. If neither Landlord nor Tenant elects to terminate this Lease, this Lease shall continue in full force and effect, and Landlord shall thereafter rebuild and repair the Premises and/or Building or Project and shall do so with reasonable diligence, and in such case, the Rent shall be partially abated as provided in Section 19(A).

C. If the Premises, the Building and/or Project Common Areas are to be repaired under this Article, Landlord shall have no obligation to repair or rebuild the Premises, the Building and/or the Project Common Areas unless and until insurance proceeds are made available therefore by all mortgagees or beneficiaries under any deed of trust with an interest in such proceeds. If such insurance proceeds are not made available to Landlord within sixty
     (60) days after the date of damage, Tenant will have the right to terminate this Lease by the delivery of a writing to that effect to Landlord no later than seventy-five (75) days after the date of damage. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of any other Leasehold Improvements and Tenant's Property. Landlord shall not be liable for any loss of business, inconveniences or annoyance arising from any repair or restoration of any portion of the Premises, Building or Project Common Areas as a result of any damage from fire or other casualty.

20.  EMINENT DOMAIN.
     ---------------

A. If the whole of the Building or premises is lawfully taken by condemnation or in any other manner for any public or quasipublic purpose, this Lease shall terminate as of the date of such taking,

                         OVERLAND FINANCIAL CENTER LEASE



     and Rent shall be prorated to such date. If less than the whole of the Building or Premises is so taken, this Lease shall be unaffected by such taking, provided that (i) Tenant shall have the right to terminate this Lease by notice to the Landlord given within ninety (90) days after the date of such taking if twenty percent (20%) OR MORE of the premises is taken and the remaining area of the Premises is not reasonably sufficient for Tenant to continue operation of its business. If either Landlord or Tenant so elects to terminate this Lease, the Lease shall terminate on the thirtieth (30th) day after either such notice. The Rent shall be prorated to the date of termination. If this Lease continues in force upon such partial taking, the Rent and Tenant's Proportionate Share of the Building and Project Operating costs shall be equitably adjusted according to the remaining Rentable Area of the Premises and Building.

B. In the event of any taking, partial or whole, all of the proceeds of any award, judgment or settlement payable by condemning authority shall be the exclusive property of Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any award, judgment or settlement from the condemning authority, provided, however, that Landlord shall not be entitled to any award specifically made to Tenant for the taking of Tenant's trade fixtures and personal property, or relocation costs (provided such awards do not reduce Landlord's award). Tenant, however, shall have the right, to the extent that Landlord's award is not reduced or prejudiced, to claim from the condemning authority (but not from Landlord) such compensation as may be recoverable by Tenant in its own right for relocation expenses and damage to Tenant's personal property.

C. In the event of a partial taking of the Premises, the Building and/or the Project Common Areas, which does not result in a termination of this Lease, Landlord shall restore the remaining portion of the Premises, Building and/or the Project as nearly as practicable to its condition prior to the condemnation or taking, but only to the extent of compensation received by Landlord with respect thereto of Building Standard Work. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of any other Leasehold Improvements and Tenant's Property. If Landlord receives compensation for the taking of the Leasehold Improvements and Tenant's Property, Landlord shall restore and replace the Leasehold Improvements and Tenant's Property, but only to the extent of Compensation received by Landlord with respect thereto.

21.  INDEMNIFICATION.
     ----------------

A. Tenant shall indemnify and hold Landlord harmless against and from liability and claims of any kind for loss or damage to property of Tenant or any other person, or for any injury to or death of any person, arising out of: (1) Tenant's use and occupancy of the Premises, or any work, activity or other things allowed or suffered by Tenant to be done in, on or about the Premises; (2) any breach or default by Tenant of any of Tenant's obligations under this Lease; (3) any negligent or otherwise tortious act or omission of Tenant, its agents, employees, invitees or contractors, Tenant shall, at Tenant's expense, and by counsel satisfactory to Landlord, defend Landlord in any action or proceeding arising from any such claim and shall indemnify Landlord against all costs, attorney' fees, expert witness fees and other expenses incurred in such action or proceeding. As a material part of the consideration for Landlord's execution of this Lease, Tenant hereby assumes all risk of damage or injury to any person or property in, on or about the Premises from any cause, other than Landlord's negligence, and Tenant hereby waives all claims in respect thereto against Landlord.

                         OVERLAND FINANCIAL CENTER LEASE


B. Landlord shall not be liable for injury or damage which may be sustained by the person or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water, or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building or Project or from other sources unless caused by or due to the negligent act or omission of Landlord, its agents, servants or employees. Landlord shall not be liable for any damages arising from any act or omission of any other tenant of the Building or Project.

22.  TENANT'S INSURANCE.

A. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies acceptable to Landlord and Landlord's lender and qualified to do business in the State of California. Each policy shall name Landlord, and at Landlord's request any mortgagee of Landlord, as an additional insured, as their respective interests may appear. Each policy shall contain (i) a cross-liability endorsement, (ii) a provision that such policy and the coverage evidenced thereby shall be primary and noncontributing with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance, and (iii) a waiver by the insurer of any right of subrogation against Landlord, its agents, employees and representatives, which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or representatives. A copy of each paid up policy (authenticated by the insurer) or certificate of the insurer evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord before the date Tenant is first given the right of possession of the Premises, and thereafter within thirty
     (30) days after any demand by Landlord therefor. Landlord may, at any time and from time to time, inspect and/or copy any insurance policies required to be maintained by Tenant hereunder. No such policy shall be cancellable except after twenty (20) days written notice to Landlord and Landlord's lender. Tenant shall furnish Landlord with renewals or "binders" of any such policy at least tan (10) days prior to the expiration thereof. Tenant agrees that if Tenant does not take out and maintain such insurance. Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the premiums together with a twenty-five percent (25%) handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant, provided such blanket policies expressly afford coverage to the Premises, Landlord, Landlord's mortgagee and Tenant as required by this Lease.

B. Beginning on the date Tenant is given access to the Premises for any purpose and continuing until the expiration of the Term, Tenant shall procure, pay for and maintain in effect policies of casualty insurance covering (i) all Leasehold Improvements (including any alterations, additions or improvements as may be made by Tenant pursuant to the provisions of Article 12 hereof), and (ii) trade fixtures, merchandise and other personal property from time to time in, on or about the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time, providing protection against any peril

                         OVERLAND FINANCIAL CENTER LEASE


     included with the classification "Fire and Extended Coverage." together with insurance against sprinkler damage, vandalism and malicious mischief. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth herein, the proceeds under (i) shall be paid to Landlord, and the proceeds under (ii) above shall be paid to Tenant.

C. Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term, Tenant shall procure, pay for and maintain in effect workers' compensation insurance as required by law and comprehensive public liability and property damage insurance with respect to the construction of improvements on the Premises, the use, operation or condition of the Premises and the operations of Tenant in, on or about the Premises, providing personal injury and broad form property damage coverage for not less than One Million Dollars ($1,000,000.00) combined single limit for bodily injury, death and property damage liability.

D. Not less than every three (3) years during Term, Landlord and Tenant shall mutually agree to increases in all of Tenant's insurance policy limits for all insurance to be carried by Tenant as set forth in this Article. In the event Landlord and Tenant cannot mutually agree upon the amounts of said increases, then Tenant agrees that all insurance policy limits as set forth in this Article shall be adjusted for increase in the same manner as is set forth in Section 5.1 hereof for the adjustment of the Rent.

     Landlord agrees to carry, or cause to be carried, during the Term of this Lease, public liability insurance on the Common Areas providing coverage of not less than Five Hundred Thousand Dollars ($500,000.00) against liability for injury to or death of any one person and One Million Dollars ($1,000,000.00) for any one occurrence. Landlord also agrees to carry, or cause to be carried, during the Term of this Lease, a policy or policies of insurance providing coverage for "All Risk", including fire, extended coverage, vandalism and malicious mischief coverage, covering the Building and the Project, including Landlord's interest in all Tenant Improvements. The cost of such insurance shall be included in the Building and/or Project Operating Costs to be reimbursed by Tenant to Landlord.

23.  WAIVER OF SUBROGATION.
     ------    ------------

 Landlord and Tenant each hereby waiver all rights of recovery against the other and against the officers, employees, agents and representatives of the other, on account of loss by or damage to the waiving party or its property or the property of others under its control, to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of the loss or damage. Tenant shall, upon obtaining the policies of insurance required under this Lease, give notice to its insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

24.  SUBORDINATION AND ATTORNMENT.
     -----------------------------

 Upon written request of Landlord, or any first mortgagee or first deed of trust beneficiary of Landlord, or ground lessor of Landlord, Tenant shall, in writing, subordinate its rights under this Lease to the lien of any first mortgage or first deed of trust, or to the interest of any lease in which Landlord is lessee, and to all advances made or hereafter to be made thereunder. However, before signing any subordination agreement, Tenant shall have the right to obtain from any

                         OVERLAND FINANCIAL CENTER LEASE



lender or lessor of Landlord requesting such subordination, an agreement in writing providing that, as long as Tenant is not in default hereunder, this Lease shall remain in effect for the full Term. The holder of any security interest may, upon written notice to Tenant, elect to have this Lease prior to its security interest regardless of the time of the granting or recording of such security interest.

In the event of any foreclosure sale, transfer in lieu of foreclosure or termination of the lease in which Landlord is lessee, Tenant shall attorn to the purchaser, transferee or lessor as the case may be, and recognize that party as Landlord under this Lease, provided such party acquires and accepts the Premises subject to this Lease.

25.  TENANT ESTOPPEL CERTIFICATES.
     -----------------------------

Within ten (10) days after written request from Landlord, Tenant shall execute and deliver to Landlord or Landlord's designee, a written statement certifying
(a) that this Lease is unmodified and in full force and effect, or is in full force and effect as modified and stating the modifications; (b) the amount of Rent and the date to which Rent and Additional Rent have been paid in advance;
(c) the amount of any security deposited with Landlord; and (d) that Landlord is not in default hereunder or, if Landlord is claimed to be in default, stating the nature of any claimed default. Any such statement may be relied upon by a purchaser, assignee or lender. Tenant's failure to execute and deliver such statement within the time required shall at Landlord's election be a default under this Lease and shall also be conclusive upon Tenant that: (1) this Lease is in full force and effect and has not been modified except as represented by Landlord; (2) there are no uncured defaults in Landlord's performance and that Tenant has no right to offset, counter-claim or deduction against Rent; and (3) not more than one month's Rent has been paid in advance.

26.  TRANSFER OF LANDLORD'S INTEREST.
     --------    --------------------
In the event of any sale or transfer by Landlord of the Premises, Building or Project, and assignment of this Lease by Landlord, Landlord shall be and is hereby entirely freed and relieved of any and all liability obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises, Building, Project or Lease occurring after the consummation of such sale or transfer, providing the purchaser shall expressly assume all of the covenants and obligations of Landlord under this Lease. If any Security Deposit or prepaid Rent has been paid by Tenant, Landlord shall transfer the Security Deposit or prepaid Rent to Landlord's successor and upon such transfer, Landlord shall be relieved of any and all further liability with respect thereto.

27.  DEFAULT.
     --------

27.1 Tenant's Default. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

     a.   If Tenant abandons or vacates the Premises; or

     b. If Tenant fails to pay any Rent or any other charges required to be paid by Tenant under this Lease and such failure continues for five
          (5) days after such payment is due and payable; or

     c. If Tenant fails to promptly and fully perform any other covenant, condition or agreement contained in this Lease and such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant. It being agreed that, in the event of a default which by its nature cannot be cured

                         OVERLAND FINANCIAL CENTER LEASE



          within said thirty (30) day period, Tenant shall not be in default under this Lease, if Tenant commences to cure such default during said thirty (30) day period and thereafter diligently prosecutes the same to completion; or

     d. If a writ or attachment or execution is levied on this Lease or on any of Tenant's Property and is not discharged within thirty (30) days; or

     e. If Tenant makes a general assignment for the benefit of creditors, or provides for an arrangement, composition, extension or adjustment with its creditors; or

     f. If Tenant files a voluntary petition for relief or if a petition against Tenant in a proceeding under the federal bankruptcy laws or other insolvency laws is filed and not withdrawn or dismissed within sixty (60) days thereafter, or if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of sixty (60) days; or

     g. If in any proceeding or action in which Tenant is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or Tenant's Property (or has the authority to do so) for the purpose of enforcing a lien against the Premises or Tenant's Property; or

     h. If Tenant is a partnership or consists or more than one (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in subparagraphs (d) through (g) above.

27.2 Remedies. In the event of Tenant's default hereunder, then in addition to any other rights or remedies Landlord may have under any law, Landlord shall have the right, at Landlord's option, subject to the approval of the Office of the Comptroller of Currency, without further notice or demand of any kind to do the following:

     a. Terminate this Lease and Tenant's right to possession of the Premises and reenter the Premises and take possession thereof, and Tenant shall have no further claim to the Premises or under this Lease; or

     b. Continue this Lease in effect, reenter and occupy the Premises for the account of Tenant, and collect any unpaid Rent or other charges which have or thereafter become due and payable; or

     c. Reenter the Premises under the provisions of subparagraph (b), and thereafter elect to terminate this Lease and Tenant's right to possession of the Premises.

     If Landlord reenters the Premises under the provisions of subparagraph (b) or (c) above, Landlord shall not be deemed to have terminated this Lease or the obligation of Tenant to pay any Rent or other charges thereafter occurring, unless Landlord notifies Tenant in writing of Landlord's election to terminate this Lease. In the event of any reentry or retaking of possession by Landlord, Landlord shall have the right, but not the obligation, to remove all or any part of Tenant's Property in the Premises and to place such property in storage at public warehouse

                         OVERLAND FINANCIAL CENTER LEASE



     at the expense and risk of Tenant. If Landlord elects to relet the Premises for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such reletting; third, to the payment of the cost of any alterations or repairs to the Premise; fourth, to the payment of Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If that portion of rent received from the reletting which is applied against the Rent due hereunder is less than the amount of the Rent due; Tenant shall pay the deficiency to Landlord promptly upon demand by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord in connection with such reletting or in making alterations and repairs to the Premises, which are not covered by the rent received from the reletting.

     Should Landlord elect to terminate this Lease under the provisions of subparagraph (a) or (c) above, Landlord may recover as damages from Tenant the following:

     1. Past Rent. The worth at the time of the award of any unpaid Rent which had been earned at the time of termination; plus

     2. Rent prior to Award. The worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

     3. Rent After Award. The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the rental loss that Tenant proves could be reasonably avoided; plus

     4. Proximatelv Caused Damages. Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses (including attorney's fees), incurred by Landlord in (a) retaking possession of the Premises, (b) maintaining the Premises after Tenant's default, (c) preparing the Premises for reletting to a new tenant, including any repairs or alterations, and (d) reletting the Premises, including broker's commissions.

     "The worth at the time of the award" as used in subparagraphs 1 and 2 above, is to be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth at the time of the award" as used in subparagraph 3 above, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank situated nearest to the Premises at the time of the award plus one percent (1%).

     The waiver by Landlord of any breach of any term, covenant or of this Lease shall not be deemed a waiver of such term, covenant or condition or of any subseguent breach of the same or any other term, covenant or condition. Acceptance of Rent by Landlord subsequent to any breach hereof shall not be deemed a waiver of any preceding breach other than the failure to pay the particular Rent so accepted, regardless of Landlord's knowledge of any breach at the time of such acceptance of Rent. Landlord shall not be deemed to have waived any term, covenant or condition unless Landlord gives Tenant written notice of such waiver.

                         OVERLAND FINANCIAL CENTER LEASE




31.  QUIET ENJOYMENT.
     ----------------

Tenant, upon paying the Rent and performing all of its obligations under this Lease, shall peaceably and quietly enjoy the Premises, subject to the terms of the Lease and to any mortgage, lease, or other agreement to which this Lease may be subordinate.

32.  FORCE MAJEURE.
     --------------

Any prevention, delay or stoppage of work to be performed by Landlord or Tenant which is due to strikes, labor disputes, inability to obtain labor, materials, equipment or reasonable substitutes therefor, acts of God, governmental restrictions of regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform hereunder, shall excuse performance of the work by that party for a period equal to the duration of that prevention, delay or stoppage. Except to Paragraph 4, nothing in this
Article 32 shall excuse or delay Tenant's obligation to pay Rent or other charges under this Lease.

33.  CURING TENANT'S DEFAULTS.
     -------------------------

If Tenant defaults in the performance of any of its obligations under this Lease, Landlord may (but shall not be obligated to) without waiving such default, perform the same for the account and at the expense of Tenant. Tenant shall pay Landlord all costs of such performance promptly upon receipt of a bill therefor.

34.  SIGN CONTROL.
     -------------

Except as provided in Paragraph 35 and except for any signs, emblems or other similar items required by law, Tenant shall not affix, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Premises, Building or Project, including without limitation, the inside or outside of windows or doors, without the written consent of Landlord, which consent shall not be unreasonably witheld. Landlord shall have the right to remove any signs or other matter, installed without Landlord's permission, without being liable to Tenant by reason of such removal, and to charge to cost of removal to Tenant as additional rent hereunder, payable within ten (10) days of written demand by Landlord.

35.  NAME OF BUILDING; SIGNAGE.
     ----    ------------------

For so long as Tenant shall be actively engaged in business in the Premises and not in default of its obligations under this Lease, Landlord agrees that the Tenant shall have the right to name the Building and that the Project shall have no name. Landlord also agrees that Tenant shall have the right, at Tenant's cost and expense, to place two (2) signs with the name of Tenant's choice on the exterior third floor portion of the Building facing 1-15 and Jefferson Avenue and to also place two (2) signs on the exterior second floor portion of the Premises facing 1-15 and Jefferson Avenue (exact sign verbage to follow); additionally, if permited by City of Temecula, Tenant shall have the right to install parkway monument sign, provided, however, that the locations of such signs, as well as the size, shape, color and characteristics of such signs will be subject to the prior written approval of Landlord, which shall not be unreasonably withheld or delayed. Upon installation of the above signs Tenant agrees, at Tenant's sole cost and expense, to keep said signs in good repair and working order at all times.

                         OVERLAND FINANCIAL CENTER LEASE

36.  CONTINGENCIES.
     --------------

A.   Landlord Contingencies.
     -----------------------

     The Lease and any addendum herein are subject to or contingent upon Landlord obtaining Lender's approval of a renegotiated Note and Deed of Trust encumbering the property on which the Building is located on terms reasonably acceptable to Landlord. If Landlord has not notified Tenant that it has obtained such approval on or before August 31, 1996, either Landlord or Tenant may terminate this Lease.

B.   Tenant Contingencies.
     ---------------------

     (1) The Lease and any addendum herein are subject to and or contingent upon Tenant obtaining the following:

          (a) Tenant's receipt of bank state and/or federal charter approval and capitalization requirements on or before September 30, 1996. In the event Tenant should not receive the necessary state and/or federal approvals and the necessary capitalization requirements the balance of the Lease shall be null and void. All advance rent payments (October 1996 and November 1996) and the Security Deposit mentioned in Paragraph 7 shall be refunded and returned to Tenant.

          (b) Tenant's approval of any and all costs for obtaining a Certificate of Occupancy and fulfilling any and all City requirements regarding occupancy of the space subject to this Lease on or before February 28, 1996.

          (c) Tenant's receipt of approval from the Comptroller of Currency and F.D.I.C.

          (d) Landlord shall obtain approvals of this Lease as described in Paragraph 36A-(1) from the beneficiary of the note and first trust deed holder on or before January 1, 1996. In the event that Landlord does not receive said approvals then Tenant at his option may terminate this Lease agreement.

          (e) Prior to Tenant depositing the sums described in Paragraph L (c), Tenant shall receive approval from its Board of Directors, authorizing the Tenant to deposit said monies.

C.   Option to Extend Tenant's Contingency Period.
     ---------------------------------------------

     (1) Tenant shall have up to six (6) thirty (30) day periods to extend the contingency period beginning October 1, 1996.

     (2) Tenant shall notify Landlord no later than thirty (30) days prior to September 30, 1996, of its intent to extend the contingency period. Thereafter, Tenant shall notify Landlord thirty (30) days in advance of each intent to extend.

     (3) Beginning October 1, 1996, the rent due for each thirty (30) day extension of the contingency period shall be $10,288.00.

37.  EXISTING OVERLAND BANK FUTURES.
     -------------------------------

The subject property contains certain fixtures as described in attached Exhibit "F". Upon Landlord's execution of this Lease, the Landlord shall have entered into contract to obtain ownership of said fixtures and the fixtures shall be included as part of this Lease. The Tenant agrees to purchase, from Landlord for the sum of $25,000.00, the fixtures described in Exhibit "F" on or before October 1, 1996. Said purchase price shall be paid by a cashier's check.

                         OVERLAND FINANCIAL CENTER LEASE

In the event that the Tenant should not receive the necessary approvals as described in Paragraph 36-B then Tenant shall have no obligations to purchase the existing Overland Bank fixtures herein described.

Upon the expiration of this Lease all items described in Exhibit "F" shall remain the property of Tenant.

38.  OPTIONS TO EXTEND TERM.
     -----------------------

Tenant shall have the option to extend the term of the Lease on the terms and conditions set forth below.

     (1) Tenant is given the option to extend the term of this Lease on all the provisions contained in this Lease, except for Monthly Rent, for an additional one (5) year period ("first extension period") following expiration of the initial term, by giving notice of exercise of the option ("option notice") to Landlord at least nine (9) months but no more than one (1) year before the expiration of the initial term. Provided that, if Tenant is in default on the date of giving the option notice, the option notice shall be totally ineffective, or if Tenant is in default on the date the extended term is to commence, the extended term shall not commence and this Lease shall expire at the end of the initial term.

          The lease rate during the first extension period shall be as follows:


          October 1, 2003 - September 30, 2004          - $10,915.00 per month

          October 1, 2004 - September 30, 2005          - $10,915.00 per month

          October 1, 2005 - September 30, 2006          - $11,242.00 per month

          October 1, 2006 - September 30, 2007          - $11,580.00 per month

          October 1, 2007 - September 30, 2008          - $11,927.00 per month

     (2) Tenant is given the option to extend the term of this Lease on all the provisions contained in this Lease, except for Monthly Rent, for an additional one (5) year period ("second extension period") following expiration of the first extension period, by giving notice of exercise of the option ("option notice".) to Landlord at least nine (9) months but no more than one (1) year before the expiration of the first extension period. Provided that, if Tenant is in default on the date of giving the option notice, the option notice shall be totally ineffective, or if Tenant is in default on the date the second extension term is to commence, the second extension term shall not commence and this Lease shall expire at the end of the first extension period.

          (a) The parties shall have thirty (30) days after Landlord receives the option notice in which to agree on Monthly Rent during the second extension period. If the parties agree on the Monthly Rent for the second extension period during that period, they shall immediately execute an amendment to this Lease stating the Monthly Rent.

          (b) If the parties are unable to agree on the Monthly Rent for the second extension period within that period, then within ten (10) days after the expiration of that period each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least 5 years

                         OVERLAND FINANCIAL CENTER LEASE



          full-time commercial appraisal experience in the area in which the Premises are located to appraise and set the Monthly Rent for the second extension period. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Monthly Rent for the second extension period. If the two appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the Monthly Rent for the second extension period. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two appraisers are given to set the Monthly Rent. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten (10) days notice to the other party can apply to the American Arbitration Association for the purpose of determining the Monthly Rent in which case the parties agree that the decision of the American Arbitration Association setting the Monthly Rent shall be binding. Each of the parties shall pay one half of the costs of appointing and the fees of the third appraiser or the American Arbitration Association. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

          (c) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the Monthly Rent for the second extension period. If a majority of the appraisers are unable to set the Monthly Rent within the stipulated period of time, the three appraisals shall be added together and their total divided by three; the resulting quotient shall be the Monthly Rent for the Premises during the second extension period.

          (d) In setting the Monthly Rent for the second extension period, the appraiser or appraisers shall consider the use to which the Premises are restricted under this Lease and shall not consider the highest and best use for the Premises without regard to the restriction on use of the Premises contained in this Lease.

          (e) If the low appraisal and/or the high appraisal are/is more than fifteen percent (15%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two; the resulting quotient shall be the Monthly Rent for the Premises during the second extension period. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, the middle appraisal shall be the Monthly Rent for the Premises during the second extension period.

          (f) Notwithstanding any other provisions of this Section 38, the Monthly Rent for the second extension period shall not be less than the amount of the Monthly Rent in effect prior to the expiration of the first extension period.

          (g) After the Monthly Rent for the second extension period has been set, the appraisers shall immediately notify the parties. If Tenant objects to the Monthly Rent that has been set, Tenant shall have the right to have this Lease expire at the end of the first extension period, provided that Tenant pays all the costs in connection with appraisal procedure

                         OVERLAND FINANCIAL CENTER LEASE



          that set the Monthly Rent. Tenant's election to allow this Lease to expire at the end of the first extension period must be exercised within ten (10) days after receipt of notice from the appraisers of the Monthly Rent for the second extension period. If Tenant does not exercise its election within the ten (10) day period, the term of this Lease shall be extended as provided in this section.

     (3) Tenant is given the option to extend the term of this Lease on all the provisions contained in this Lease, except for Monthly Rent, for an additional one (5) year period ("third extension period") following expiration of the second extension period , by giving notice of exercise of the option ("option notice") to Landlord at least nine (9) months but no more than one (1) year before the expiration of the second extension period . Provided that, if Tenant is in default on the date of giving the option notice, the option notice shall be totally ineffective, or if Tenant is in default on the date the third extension term is to commence, the third extension term shall not commence and this Lease shall expire at the end of the second extension period.

          (a) The parties shall have thirty (30) days after Landlord receives the option notice in which to agree on Monthly Rent during the third extension period. If the parties agree on the Monthly Rent for the third extension period during that period, they shall immediately execute an amendment to this Lease stating the Monthly Rent.

          (b) If the parties are unable to agree on the Monthly Rent for the third extension period within that period, then within ten (10) days after the expiration of that period each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least 5 years full-time commercial appraisal experience in the area in which the Premises are located to appraise and set the Monthly Rent for the third extension period. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Monthly Rent for the third extension period. If the two appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the Monthly Rent for the third extension period. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two appraisers are given to set the Monthly Rent. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten (10) days notice to the other party can apply to the American Arbitration Association for the purpose of determining the Monthly Rent in which case the parties agree that the decision of the American Arbitration Association setting the Monthly Rent shall be binding. Each of the parties shall pay one half of the costs of appointing and the fees of the third appraiser or the American Arbitration Association. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

          (c) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the Monthly Rent for the third extension period. If a majority of the appraisers are unable to set the Monthly Rent within the stipulated period of time, the three appraisals shall be

                         OVERLAND FINANCIAL CENTER LEASE



          added together and their total divided by three; the resulting quotient shall be the Monthly Rent for the Premises during the third extension period.

          (d) In setting the Monthly Rent for the third extension period, the appraiser or appraisers shall consider the use to which the Premises are restricted under this Lease and shall not consider the highest and best use for the Premises without regard to the restriction on use of the Premises contained in this Lease.

          (e) If the low appraisal and/or the high appraisal are/is more than fifteen percent (15%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two; the resulting quotient shall be the Monthly Rent for the Premises during the third extension period. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, the middle appraisal shall be the Monthly Rent for the Premises during the third extension period .

          (f) Notwithstanding any other provisions of this Section 38, the Monthly Rent for the third extension period shall not be less than the amount of the Monthly Rent in effect prior to the expiration of the second extension period.

          (g) After the Monthly Rent for the third extension period has been set, the appraisers shall immediately notify the parties. If Tenant objects to the Monthly Rent that has been set, Tenant shall have the right to have this Lease expire at the end of the second extension period, provided that Tenant pays all the costs in connection with appraisal procedure that set the Monthly Rent. Tenant's election to allow this Lease to expire at the end of the second extension period must be exercised within ten (10) days after receipt of notice from the appraisers of the Monthly Rent for the third extension period. If Tenant does not exercise its election within the ten (10) day period, the term of this Lease shall be extended as provided in this section.

          (h) Tenant shall have no right to extend the term of the Lease beyond the third extension period.

39.  TENANT'S RIGHT OF FIRST REFUSAL TO PURCHASE BUILDING.

If Landlord, during the term of this Lease and/or any extension hereof, determines to sell the Building, Landlord shall notify Tenant of the terms on which Landlord intends to list the building for sale. If Tenant, within three
(3) days of receipt of Landlord's notice, indicates in writing its agreement to purchase the Building on the terms stated in Landlord's notice, Landlord shall sell and convey the Building to Tenant on such terms. If Tenant does not indicate its agreement to purchase the building on such terms within three (3) days, Landlord thereafter shall have the right to sell and convey the Building to a third party on any terms reasonably acceptable to Landlord and Tenant's right of first refusal shall expire and be null and void.

40.  AGREEMENT NOT TO NEGOTIATE.
     -------------    ----------

For the period of time through August 31, 1996 and any time extensions agreeded upon by Landlord and Tenant pursuant only to Paragraph 36A, Landlord shall not negotiate or enter into any written or verbal agreements with any other prospective Tenants regarding Leasing said premises.

                         OVERLAND FINANCIAL CENTER LEASE



41.  MISCELLANEOUS.
     --------------

A. Accord and Satisfaction; Allocation of Payments. No payments by Tenant or receipt by Landlord of a lesser amount than the Rent provided for in this Lease shall be deemed to be other than on account of the earliest due Rent, nor shall any endorsement or statement on any check or letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the Rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Landlord shall have the absolute right in its sole discretion to apply any payment received from Tenant to any account or other payment of Tenant then not current and due or delinquent.

B. Addenda. If any provision contained in an addendum to this Lease is inconsistent with any other provision herein, the provisions contained in the addendum shall control, unless otherwise provided in the addendum.

C. Attorneys' Fees. If any action or proceeding is brought by either party against the other pertaining to or arising out of this Lease, the finally prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, incurred on account of such action or proceeding.

D. Captions. Articles and Section Numbers. The captions appearing within the body of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease. All references to Article and Section numbers refer to Article and Sections in this Lease.

E. Changes Requested by Lender. Neither Landlord or Tenant shall unreasonably withhold its consent to changes or amendments to this Lease requested by the lender or Landlord's interest, so long as these changes do not alter the basic business terms of this Lease or otherwise materially diminish any rights or materially increase any obligations of the party from whom consent to such change or amendment is request.

F. Choice of Law. This Lease shall be construed and enforced in accordance with the laws of the State of California.

G. Consent Notwithstanding anything contained in this Lease to the contrary, Tenant shall have no claim, and hereby waives the right to any claim against Landlord for money damages by reason of any refusal, withholding or delaying, by Landlord of any consent, approval or statement of satisfaction, and in such event, Tenant's only remedies therefore shall be an action for specific performance, injunction or declaratory judgment to enforce any right to such consent, etc.

H. Corporate Authority. If Tenant is a corporation, each individual signing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on be half of the corporation, and that this Lease is binding on Tenant in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of a resolution of its board of directors authorizing such executions.

I. Counterparts. This Lease may be executed in multiple counterparts, all of which shall constitute one and the same Lease.

                         OVERLAND FINANCIAL CENTER LEASE


J. Execution of Lease; No Option. The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or option for Tenant to lease, or otherwise create any interest of Tenant in the Premises or any other premises within the Building or Project. Execution of this Lease by Tenant and its return to Landlord shall not be binding on Landlord notwithstanding any time interval, until Landlord has in fact signed and delivered this Lease to Tenant.

K. Furnishing of Financial Statements; Tenant's Representations. In order to induce Landlord to enter into this Lease Tenant agrees that it shall promptly furnish Landlord, from time to time, upon Landlord's written request, with financial statements reflecting Tenant's current financial condition. Tenant represents and warrants that all statements, records and information furnished by Tenant to Landlord in accordance with this Lease are true, correct and complete in all respects.

L. Further Assurances. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.

M. Mortgagee Protection. Tenant agrees to send by certified or registered mail to any first mortgagee or first deed of trust beneficiary of Landlord whose address has been furnished to Tenant, a copy of any notice of default served by Tenant on Landlord.

N. Prior Agreements; Amendments. This Lease contains all of the agreements of the parties with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties or their respective successors in interest.

O. Recording. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a "short form" memorandum of this Lease for recording purposes.

P. Severability. A final determination by a court of competent jurisdiction that any provision of this Lease is invalid shall not affect the validity of any other provision, and any provision so determined to be invalid shall, to the extent possible, he construed to accomplish its intended effect.

Q. Successors and Assigns. This Lease shall apply to and bind the heirs, personal representatives, and permitted successors and assigns of the parties.

R.   Time is of the Essence. Time is of the essence of this Lease.

S. Exclusive Use. Landlord agrees that Landlord shall not lease (nor allow any existing tenant to sublease) any space or portion thereof to other tenants that own or operate any similar type business. More specifically those usages prohibited by Landlord shall be, any savings and loan institutions, state and or national banks, affilliates of same and any tenants that would be deemed as branch offices of the type uses mentioned herein.

T. Waiver. No delay or omission in the exercise of any right or any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver or such default.

                         OVERLAND FINANCIAL CENTER LEASE




          The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular Rent payment involved.

          No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not deemed to waiver or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

          Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provisions of the Lease.

     The parties hereto have executed this Lease as of the date set forth on Page 1.

      LANDLORD:

      INVESTMENT TRUST ASSOCIATES

/S/DONNA S. BIANCHI
-------------------

/S/ JOHN E. BIANCHI
-------------------


TENANT

/S/ STEVE WACKNITZ
------------------

/S/ LUTHER J. MOHR
------------------

/S/ NEIL M. CLEVELAND
---------------------




      LENDER APPROVAL:

      JOHN ALDEN LIFE INSURANCE  CO.


BY:



TITLE

          EXHIBIT "C"



          That certain real property situated in the unincorporated area of the County of Riverside, State of California, described as follows:

          (Landlord's Property)

          Parcel 3 of Parcel Map No. 19353 on file in Book 124, pages 64 through 66 of Parcel Maps, records of Riverside County, California, containing approximately 33,400 square foot multi-tenant office building commonly known as 22710 Jefferson Avenue, Temecula, California., 92390.

          (Rancho/Park Property)

          Parcel 4 of Parcel Map No. 19353 on file in Book 124, pages 64 through 66 of Parcel Maps, records of Riverside County, California, containing approximately a 41,216 square foot multi-tenant office building commonly known as 27720 Jefferson, Temecula, Calif., 92390.






                                   INITIALS X

                                   EXHIBIT "E"

                              RULES AND REGULATIONS
                              ---------------------

     1. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building shall not be obstructed by any of the egress from their respective premises.

     2. The toilet rooms, urinals, wash bowls and other similar apparati shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who or whose employees or invitees shall have caused it.

     3. No tenant shall overload the floors of the Building or in any way deface the Building or any part hereof.

     4. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

     5. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord.

     6. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     7. On Sundays and legal holidays, and on other days between the hours of 8:00 p.m. and 7:00 a.m. the following day, access to the Building or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be limited to Tenant, Tenant's employees and invitees. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the building during the continuance of the same by closing of the doors or otherwise: for. the safety of the tenants and protection ot property in the Building and the Building. Tenant shall have the right to select a security service for the Premises.

                                   INITIALS X

                                   EXHIBIT "F"

                         Existing Overland Bank Fixtures
                         -------------------------------

                Steel Cabinets (as part of the Teller Stations)

                Teller Computer Equipment

                Individual Storage Units

                Wood Cabinetry

                Wood Partition

                Safe Deposit Boxes

                Vault Door

                Mosier Alarm















                                   INITIAL X

                                   EXHIBIT "E"

     8. Landlord reserves the right to exclude or expel from the Building any person who, in the judgement of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

     9. Tenant shall not disturb, solicit or canvas any occupant of the Building and shall cooperate to prevent same.

     10. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air-conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

     11. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed, except for normal ingress and egress from the Premises.

     12. Exterior window treatments for windows in the Building shall be approved by the Landlord.

     13. Landlord shall provide for the lobby area a building tenant directory, however, Tenant agrees at Tenant's sole cost and expense, to provide a building standard Acrylic insert for directory. Landlord to provide specifications for inserts, also Landlord reserves the right to restrict the amount of directory space utilized by Tenant. Tenant is also required to install at Tenant's sole cost and expense a 4" x 24" door plaque for Tenant signing at front entry door. Landlord to provide specifications for door plaque.
















                                        INITIALS X

                                   EXHIBIT "G"

                         Existing Leasehold Improvements
                         -------------------------------

Night Drop

Drive Up

Carpet

ATM construction

Oak Teller Counter

Kitchen Cabinets

Oak Doors

Kitchen Wood Cabinetry

Alarm System

Air Conditioning

Marble Floor

All built-in Cabinets through out premises

Kitchen appliances (including refrigerator installed in wooden cabinetry)










                                   INITIAL X

                                   EXHIBIT "G"

                         Existing Leasehold Improvements
                         -------------------------------

Night Drop

Drive Up

Carpet

ATM construction

Oak Teller Counter

Kitchen Cabinets

Oak Doors

Kitchen Wood Cabinetry

Alarm System

Air Conditioning

Marble Floor

All built-in Cabinets through out premises

Kitchen appliances (including refrigerator installed in wooden cabinetry)








                                   INITIAL X

                  SECOND AMENDMENT OF LEASE AND ACKNOWLEDGMENT
                        OF CERTAIN CONDITIONS SUBSEQUENT

This Second Amendment and Acknowledgment of Certain Conditions Subsequent ("Second Amendment") to the Lease (as defined below) is entered into and effective as of December 11,1996, by and between INVESTMENT TRUST ASSOCIATES, herein called "Landlord", and STEVE WACKNITZ, LUTHER J. MOHR, NEIL M. CLEVELAND AND/OR ASSIGNEE, hereinafter called "Tenant", with respect to the following:

A. Landlord and Tenant entered into a Lease dated January 22, 1996, ("the Lease") and amended by Amendment of Lease dated May 22,1996, pursuant to which Landlord leased to Tenant, and Tenant leased from Landlord, premises located in Temecula, California, commonly known as 27710 Jefferson Avenue, #A100 and A200, and more particularly described in the Lease.

B. Landlord and Tenant desire to make certain amendments to the Lease and to acknowledge certain events subsequent to the effectiveness of the Lease, as herein set forth.

NOW , THEREFORE, in consideration of the foregoing recitals and the mutual covenants set forth below, the parties agree as follows:

1. The subject property contains certain Equipment and Fixtures described in Exhibit "F", which is attached to the Second Amendment of this Lease. Tenant agrees to purchase from Landlord, for the sum of $25,000.00, the Equipment and Fixtures described in Exhibit "F" on or before December 31,1996. Landlord will deliver to Tenant a copy of the bill of sale(s) from the original owner of the Equipment and Fixtures listed on Exhibit "F". Tenant is purchasing the Equipment and Fixtures listed on Exhibit "F' in an "as is" condition and Landlord offers no warranties, no responsibility for repairs or other, and is not to be held liable for anything related to the Equipment and Fixtures listed on Exhibit "F".

2. The following portions of Paragraph 2.1 of the Lease are hereby amended as follows: "9798 SQUARE FEET" shall now read "9698 SQUARE FEET"; and "SUITES A100 AND A200" shall now read "SUITE A100". The rent as described in Paragraph 5 and Paragraph 38 of the Lease shall remain the same.

3 It is hereby acknowledged that Landlord has completed the items to Tenant's satisfaction described on A the "punch list" required by Paragraph 10 of the Lease at Landlord's cost. It is further acknowledged that those items on the "punch list" which have been paid for by Tenant will not be billed to or reimbursed by or the Landlord.


4. The last sentence of Paragraph 16B(2} of the Lease is hereby amended to read as follows: "Tenant shall notify Landlord or his agent of the assignment five
(5) days prior to its execution. (UNREADABLE)
5. Landlord hereby acknowledges that Tenant provided the appropriate notice of assignment as required in Paragraph 4 of this Second Amendment.
6 Except as otherwise modified by this Amendment agreement, all of the provisions of the Lease shall remain unchanged and in full force and effect.

                               AMENDMENT OF LEASE


This agreement dated May 22,1996, between INVESTMENT TRUST ASSOCIATES, herein called "Landlord", and STEVE WACKNITZ, LUTHER J MOHR, NEIL M CLEVELAND AND/OR ASSIGNEE, hereinafter called "Tenant", with respect to the following

A. Landlord and Tenant entered into a written leasc dated January 22,1996 ("the Lease"), pursuant to which Landlord leased to Tenant, and Tenant leased form Landlord. premises located in Temecula, California, commonly known as 27710 Jefferson Avenue, #A1OO and A200, and more particularly described In the LEASE,

THEREFORE, in consideration of the foregoing recitals and the mutual covenant set forth below, the partial agree as follows

t Notwithstanding any other provision* contained in the lease, in the event (a) Lessee or its successors or assignees shall become insolvent or bankrupt, or if it or their interests under this Lease shall be levied upon or told under execution or other legal process, or (b) the depository institution then operating on the Premises ia closed, or is taken over by any depository Institution supervisory authority ("Authority"). Leaser may, in either such event, terminate this Lease only with the concurrence of any Receiver or Liquidator appointed by such Authority, provided, that in the event this Lease is terminated by the Receiver or Liquidator, the maximum data of Lessor for rent, damage*, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall be law in no event be in an amount equal to all accrued and unpaid rent to the date of termination.

2 Effectiveness of Lease: Except as otherwise modified by tliis Amendment agreement, ail of the provision* of the Lease shall remain unchanged and in rail force and effect.

     LANDLORD:                                     TENANT:

     INVESTMENT TRUST ASSOCIATES


                                                   STEVE WACKNITZ
     DONNA S.BIANCHI
     GENERAL PARTNER




/S/ JOHN E. BIANCHI
GENERAL PARTNER
--------------------------------------------------------------------------------

                                 LUTHER J. MOHR


                                NEIL M. CLEVELAND

      Page 2
      Second Amendment of Lease

     LANDLORD:
     INVESTMENT TRUST ASSOCIATES




/S/DONNA S. BIANCHI

GENERAL PARTNER

/S/ JOHN E. BIANCHI



TENANT

/S/ STEVE WACKNITZ

/S/ LUTHER J. MOHR

/S/ NEIL M. CLEVELAND

                               ASSIGNMENT OF LEASE


     This Assignment of Lease ("Assignment") is effective and entered into by and between TEMECULA VALLEY BANK, NATIONAL ASSOCIATION ("Assignee") and STEPHEN
H. WACKNTTZ, LUTHER J. MOHR and NEIL M. CLEVELAND (collectively "Assignor"), as of the 15th day of January, 1997,

                                    RECITALS

     A.Investment Trust Associates, as Lessor ("Lessor).and Assignor, as Lessee, entered into a lease on January 22,1996, as amended effective May 22,1996 ("Lease") pursuant to which Lessor leased to Assignor premises located in Temecula, California, commonly known as 27710 Jefferson Avenue #A100and #A-200, and particularly described in the Lease.

     B.Pursuant to Paragraph 16B(2) of the Lease, Assignor has a one-time exclusive right, without Lessor approval, to assign ail of its right, title, interest, duly and responsibility in the Lease to Assignee and upon such assignment, Assignor (each of them) is to be fully released from all personal liabilities of the Lease,

     C.Assignor now desires to assign the Lease to Assignee, and Assignee desires to accept the Lease assignment;

     NOW, THEREFORE, assignor and Assignee agree as follows;

                                   ASSIGNMENT

     For good and valuable consideration, receipt of which is hereby acknowledged. Assignor assigns and transfers to Assignee all of Assignor's right, tide, interest, duty and responsibility in and to the Lease (attached to this Assignment as Exhibit A), and Assignee agrees to and does accept such assignment. Assignee expressly assumes and agrees to keep, perform, and fulfill all the terms, covenants, conditions, and obligations, required to be kept, performed, and fulfilled by Assignor as Lessee under the Lease, including the making of all payments due to or payable on behalf of Lessor under the Lease when due and payable. Assignee agrees to indemnify and hold Assignor harmless from any and all claims, demand actions, liability, damages, fees of attorneys, and other expenses or loss which may arise from or be incurred as a result of claims against Assignor arising out of said Lease


                            RELEASE & INDEMNIFICATION

     By executing this Assignment, Assignee and any person or entity associated with Assignee hereby release Assignor (and each of them) and their respective heirs, assigns, successors, agents and attorneys from any and all actions, causes of action, claims, demands, suits, damages, liabilities, compensation, costs, expenses, attorneys' fees, or the like, past, present, or whether known or unknown, based upon or arising out of any matter, cause, fact, thing, act, or omission which relates in any manner to the Lease,

     Executed at Temecula, California, as of the day and year first above written.

                                    ASSIGNEE:

                                    TEMECULA VALLEY BANK, NATIONAL ASSOCIATION


/S/ DONALD A. PITCHER
Chief Financial Officer




ASSIGNOR

/S/ STEVE WACKNITZ



/S/ LUTHER J. MOHR



/S/ NEIL M. CLEVELAND

                                 NEW EXHIBIT "F"

                            EXISTING BANK EQUIPMENT

1. TELLER STEEL CABINETS & DRAWERS
2. GREEN LAMINATE CABINETS BEHIND TELLER LINE
3. GREEN LAMINATE CABINETS IN NOTE DEPT
4. SAFE DEPOSIT BOXES
5. STEEL CASH VAULT CABINETS
6. NOTE/SAFE DEPOSIT MOVEABLE CART
7. VAULT DOOR
8. NIGHT DEPOSITORY BOX
9. SECURITY/VIDEO ALARM SYSTEM
10. DRIVE UP EQUIPMENT
          INTERCOM SYSTEM DRIVE
          UP DRAWER PNEUMATIC
          TUBE SYSTEM
11. TELLER TERMINALS (FMS 100 MODEL)
12. CURTAINS
13. GREEN LAMINATE CABINETS IN ATM ROOM
14. CARPETING
15. OAK RECEPTION ENCLOSURE
16. OAK CHECK SIGNING COUNTER
17. TREE
16. KITCHEN RANGE/MICROWAVE (2ND FLOOR)
19. REFRIGERATOR (2ND FLOOR)
20. CABINET IN 2ND FLOOR STORAGE AREA
21. 4 WALL PICTURES
22. EMPLOYEE LOUNGE TABLE
23. 4 EMPLOYEE LOUNGE CHAIRS
24. EMPLOYEE LOUNGE COUCH
25. WOOD PARTITION BEHIND TELLER LINE

                                 NEW EXHIBIT "G"

                        EXISTING LEASEHOLD IMPROVEMENTS

1. OAK TELLER COUNTER
2. KITCHEN CABINETS (2ND FLOOR)
3. KITCHEN CABINETS (1ST FLOOR)
4. OAK DOORS
5. AIR CONDITIONING
6. ALL OAK TRIM, MOLDING, & RAILINGS
7. MARBLE FLOOR
8. ALL BUILT IN SHELVING IN EXECUTIVE OFFICES
9. BUILT IN REFRIGERATOR (1ST FLOOR)
10.WOOD PLATFORM PARTITIONS (1ST FLOOR)
11.WOOD PLATFORM PLANTERS (1ST FLOOR)
12.BUILT IN DISHWASHER (2ND FLOOR)
13.WIRING FOR ALARM SYSTEM
14.DRIVE UP CONSTRUCTION
15.DRIVE UP UNDERGROUND TUBES

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                                 AND CONSENT OF
                                    LANDLORD


THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND-CONSENT OF LANDLORD (this "Assignment") is dated April 24,2000, by and between Planned Success, Inc. ("Assignor"), whose address is 27710 Jefferson Avenue, Suite 202, Temecula, CA 92590, and Temecula Valley Bank, N.A. ("Assignee"), whose address is 27.710 Jefferson Avenue, Suite 100, Temecula, CA 92590, and Investment Trust Associates ("Landlord"), whose address is c/o WestMar Commercial Brokerage, Inc., 27311 Jefferson Avenue, Suite 103, Temecula, CA 92590, with reference to the following facts:

WHEREAS, Landlord is the original Landlord under the certain Lease dated February 25, 1999, ("Lease"), under the terms of which Landlord leased to Assignor and Assignor leased from Landlord approximately 867 square feet of-space located-at 27710 Jefferson Avenue, Suite 202, Temecula, California 92590 (hereinafter referred to as the "Premises");

WHEREAS, Assignor desires to assign all its right, title, and interest in and to the Lease to Assignee;

WHEREAS, Assignee desires to accept the assignment of Assignor's right, title, and interest in and to the Lease, and to assume all obligations of Assignor under the Lease; and

WHEREAS, Landlord desires to consent to such assignment and assumption, subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

1. EFFECTIVE DATE OF ASSIGNMENT. This Assignment shall take effect on May 1, 2000, and Assignor shall deliver possession of the Premises-to Assignee on that date; provided, however, that this Assignment shall not be effective until Landlord has executed and delivered this Assignment to Assignor and Assignee.

2. ASSIGNMENT OF LEASE. Assignor hereby assigns and transfers to Assignee all of the right, title, and interest of Assignor in and to the Lease.

3. ASSUMPTION OF LIABILITY. Assignee hereby agrees to and does accept the assignment of the Lease and expressly assumes all of Assignor's obligations under the Lease as though Assignee was the original Lessee thereunder, and agrees to perform, from the date the Assignment becomes effective, as a direct obligation to Landlord, all the provisions of the Lease, including but not limited to, the making of all payments due hereunder to Landlord, and shall be entitled to all benefits not held by Assignor under the Lease.

4. EFFECT OF ASSIGNMENT AND LANDLORD'S CONSENT, Notwithstanding this Assignment and any consent of Landlord to this Assignment:

a. Landlord's consent to this Assignment shall release Assignor of its obligations and alter the primary liability to Assignee to pay the rent and perform and comply with all of the obligations to be performed under the Lease. Except as expressly provided herein, Landlord does not consent or agree to any modifications of the Lease.

b. The acceptance of rent or any other sums by Landlord from Assignee and/or anyone else liable under the Lease shall not be deemed a waiver by Landlord of any provisions of the Lease.

c. Landlord's consent to this Assignment shall not constitute a consent to subsequent subletting or assignment. Landlord may consent to subsequent sublettings and assignments of the Lease and any amendments or modifications thereto without notifying Assignor or anyone else liable under the Lease and without obtaining their consent. No such action by Landlord shall relieve such persons from any liability to Landlord or otherwise with regard to the Premises.

d. In the event of any default under the Lease, Landlord may proceed directly against Assignee, any guarantors, or anyone else liable under the Lease or this Assignment without first exhausting Landlord's remedies against any other person or entity liable thereunto Landlord.

7. SECURITY DEPOSIT. The parties hereby acknowledge that Landlord retains a security deposit in the amount of $1,040.00, which deposit was provided by Assignor upon execution of the Lease. Assignee and Assignor hereby acknowledge Landlord shall retain said security deposit throughout the term and in accordance with the provisions of the Lease.

8.   MISCELLANEOUS.

a. Attorney's Fees: If any party commences an action against any of the parties arising out of or in connection with this Assignment, the prevailing party or parties shall be entitled to recover from the non-prevailing party or parties reasonable attorneys' fees and costs of suit.

b. Notice: Any notice, demand, request, consent, approval, or communication that any party desires or is required to give to any other party or any other person shall be in writing and either served personally or sent by prepaid, first-class mail. Any notice, demand, request, consent, approval, or communication that any party desires or is required to give to any other party shall be addressed to the other party at the address set forth in the introductory paragraph of this Assignment unless otherwise modified, as provided herein. Any party may change its address by notifying the other parties in writing of the change of address in the manner set forth herein. Notice shall be deemed communicated 48 hours from the time of mailing if mailed as provided in this paragraph.

c. Successors: This Assignment shall be binding on and inure to the benefit of the parties and their successors and assigns.

d. Severability. In the event any provision of this Assignment should be held to be invalid or unenforceable, the validity of the remainder of this Assignment shall not be affected thereby.

e. Lease in Full Force and Effect: Except as expressly modified and amended herein, all other terms and conditions of the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date and year first written above.

ASSIGNOR:                       ASSIGNEE:

PLANNED SUCCESS, INC.           TEMECULA VALLEY BANK, N.A.



 LANDLORD:

 INVESTMENT TRUST ASSOCIATES


By:
Donna S. Bianchi

Title:   General Partner

Date:

                            RULES AND REGULATIONS FOR
                             STANDARD OFFICE LEASE

Dated: February 25, 1999

By and Between Invesment Trust Associates and Planned Success, Inc.
                         ------------------------------------------

                                  GENERAL RULES

1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.
2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.
3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.
4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.
5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.
6. Lessee shall not alter any lock or install new or additional locks or bolts.
7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.
8. Lessee shall not deface the walls, partitions or other surfaces of the Premises or Office Building Project.
9. Lessee shall not suffer or permit anything in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.
10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor.-Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.
11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.
12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 9:00 P.M. and 7:00 A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.
13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.
14. No window coverings, shades or awnings shall be installed or used by Lessee.
15.  No Lessee, employee or invitee shall go upon the roof of the Building.
16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.
17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.
18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.
19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.
20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.
21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.
22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.
23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and it occupants. Lessee agrees to abide by these and such rules and regulations.

                                  PARKING RULES

     1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."
     2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.
     3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.
     4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply With the applicable rules, regulations, laws and/or agreements.
     5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.
     6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.
     7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.
     8. Validation, If established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.
     9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.
     10. Lessee shall be responsible for seeing that all of Its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.
     11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.
     12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.


                                    EXHIBIT B
                                                                   Initials: X

(C)1984-American Industrial Real Estate Association
                               FULL SERVICE-GROSS
                                     REVISED
                                  Page 1 of 1

     1. the purpose of this criteria is to establish standards necessary to insure coordinated sign sizes, proportions, materials and colors for a11 tenants.

     2. Performance shall be strictly enforced and any non-conforming signs shall be removed by tenant or their sign contractor at their expense.

     3. Each tenant is required to install a framed door sign plaque. The design and graphics for this door plaque hare been approved by the building owner(s). See attached Diagrams.

     4. Plaque size, letter style, letter height, material, method and color used art limited as follows:

          a.   Plaque Size 4" x 2l"

          b.   Plaque Insert; 3 3/4" X 20 3/4"

          c.   letter Style eurostyle or microgramma bold, all upper case

          d.   Letter Height
                1. If on one line - 1 1/4"
                2. If on two lines - 1 1/4" per line

          e.   Material
                It    Insert     Plexiglass
                2*    Copy;     Vinyl Cutout letters

          f.   Method

               1.   Insert; Backsprayed
               2.   Copy Applied on Surface

          g.   Color
               1.   Insert Burnt Sienna
               2.   Copy Silver
               3.   Frame Silver

     5.   Tenant door plaques shall be in installed

          a.   Flush to the door surface;

          b.   3'0" fro, the top of the door to the bottom of the plaque;
          c.   2" below the suite numbers;
          d.   equidistant from left and right door edges.
          In no case will the plaques be screw-counted. Plaques shall be installed using double-sided foam tape.

     6.   Each tenant shall also be responsible for their directory name strips

          a.   Size 3- x 17"
          b.   Letter Style: eurostyle or microgramma bold, all upper case
          c.   letter Height
               1.   If on one line - 1"
               2.   If on two lines - 1" p<<r line
          d.   Material
          1.   Insert Plexiglass
          2.   Copy
          e.   Method
               1.   insert; Backsprayed
               2.   Copy: Applied on Surface
         f.  Color
               1.   Insert Burnt Sienna

               2.   Copy Silver

7. The tenant shall pay for all door sign plaques and their installation' and maintenance. '

8. How to figure costs: The following costs represent estimates from tbe company who supplied building signage

                               Mr. Hark Brenner
                               Motivational SYSTEMS, ISC. 823 w. 23rd street National City, CA 92050
                               619 474-5246


     a.   Door Plaque;
     The silver aluminum frame and insert are $46.00 plus tax.

     The VCO is"
     Size         Price (per character including punctuation)

     3/4"         .60
     1"           .70
     1 1/4"       .80
     1 1/2"       .90
     2"          1.00

     Plus tax

     b.   Shipping^ S5.OO; tenant installs plaque and/or directory strips,
     c.   Installation; $54.00 for plaque and/or directory strips.

9. All work shall be of excellent quality and identical in workmanship and materials.

     We surest using Motivational Systems, Inc.
     Please place your orders as soon as possible.

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                GUARANTY OF LEASE


     WHEREAS.Investment Trust Associates, hereinafter "Lessor", and Planned Success, Inc, hereinafter "Lessee", are about to execute a document entitled "Lease" dated February 25, 1999 concerning the premises commonly known as 27710 Jefferson Ave., Suite 202, Temecula, CA 92590 wherein Lessor will lease the premises to Lessee, and
     WHEREAS, Esther Penner and Lloyd S. Cope hereinafter "Guarantors" have a financial interest in Lessee, and >
     WHEREAS, Lessor would not execute the Lease if Guarantors did not execute and deliver to Lessor this Guarantee of Lease.

     NOW THEREFORE, in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessor to execute said Lease, Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payment by Lessee of all rents and all other sums payable by Lessee under said Lease and the faithful and prompt performance by Lessee of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Lessee.

     It is specifically agreed that the terms of the foregoing Lease may be modified by agreement between Lessor and Lessee, or by a course of conduct, and said Lease may be assigned by Lessor or any assignee of Lessor without consent or notice to Guarantors and that this Guaranty shall guarantee the performance of said Lease as so modified.

     This Guaranty shall not be released, modified or affected by the failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease, whether pursuant to the terms thereof or at law or in equity.

     No notice of default need be given to Guarantors, it being specifically agreed that the guarantee of the undersigned is a continuing guarantee under which Lessor may proceed immediately against Lessee and/or against Guarantors following any breach or default by Lessee or for the enforcement of any rights which Lessor may have as against Lessee under the terms of the Lease or at law or in equity.

     Lessor shall have the right to proceed against Guarantors hereunder following any breach or default by Lessee without first proceeding against Lessee and without previous notice to or demand upon either Lessee or Guarantors.

     Guarantors hereby waive (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations relating to this Guaranty or the Lease, (d) any right to require the Lessor to proceed against the Lessee or any other Guarantor or any other person or entity liable to Lessor, (e) any right to require Lessor to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantors, (g) any right of subrogation.

     Guarantors do hereby subrogate all existing or future indebtedness of Lessee to Guarantors to the obligations owed to Lessor under the Lease and this Guaranty.

     If a Guarantor is married, such Guarantor expressly agrees that recourse may be had against his or her separate property for all of the obligations hereunder.

     The obligations of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantors hereunder to do and provide the same.

     The term "Lessor" refers to and means the Lessor named in the Lease and also Lessor's successors and assigns. So long as Lessor's interest in the Lease, the leased premises or the rents, issues and profits therefrom, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantors of the Lessor's interest shall affect the continuing obligation of Guarantors under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment and their successors and assigns.


     The term "Lessee" refers to and means the Lessee named in the Lease and also Lessee's successors and assigns.


     In the event any action be brought by said Lessor against Guarantors hereunder to enforce the obligation of Guarantors hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court.





          If this Form has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the American Industrial Real Estate Association, the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Form or the transaction relating thereto.





Executed at Temecula

On February 25, 1999

25776 St. Marta Drive

Murrieta, CA 92563

/S/ ESTHER PENNER

/S/ LLOYD D. COPE

"GUARANTORS"